UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Cushman & Wakefield plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

225 West Wacker Drive

Suite 3000

Chicago, Illinois 60606

August    , 2022

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of Cushman & Wakefield plc, I am pleased to share with you the enclosed materials relating to a general meeting of shareholders, which is being held on September 21, 2022 via live webcast on the Internet at 8:00 a.m. (Central Time) and at our offices at 225 West Wacker Drive, Suite 3000, Chicago, Illinois 60606. This general meeting has been called by the Board of Directors to vote to approve the repurchase authorization, form of share repurchase contracts and repurchase counterparties in connection with the Company’s proposed $300 million share repurchase program.

You will be able to attend the meeting and submit questions during the meeting by visiting www.meetnow.global/MKXH6QN. We hope that you will be able to attend the meeting virtually. However, regardless of whether you are present, your vote is very important. We are pleased to offer multiple options for voting your ordinary shares. You may vote by telephone, via the Internet or by mail, as described in the accompanying proxy statement.

Thank you for your support of Cushman & Wakefield plc.

Sincerely yours,

John Forrester

Chief Executive Officer

Notice of General Meeting of Shareholders

September 21, 2022

8:00 a.m. (Central Time)

AGENDA:

1.	Vote to approve the repurchase authorization, form of share repurchase contracts and repurchase counterparties.

Only shareholders of record as of August 10, 2022 will be entitled to attend and vote at the general meeting of shareholders (the “General Meeting”) and any adjournments or postponements thereof.

The General Meeting will be held via live webcast at www.meetnow.global/MKXH6QN and at our offices at 225 West Wacker Drive, Suite 3000, Chicago, Illinois 60606. We hope that you can attend the General Meeting virtually. Regardless of whether you will attend virtually, please complete and return your proxy so that your shares can be voted at the General Meeting in accordance with your instructions. Any shareholder attending the General Meeting virtually may vote at the General Meeting even if that shareholder returned a proxy.

By Order of the Board of Directors

Brett Soloway

Executive Vice President, General Counsel and Corporate Secretary August , 2022

This Proxy Statement and accompanying proxy card are first being mailed to shareholders on or about August    , 2022.

References in this Proxy Statement to “Cushman,” “the Company,” “we,” “us” or “our” refer to Cushman & Wakefield plc and include all of its consolidated subsidiaries, unless otherwise indicated or the context requires otherwise. References to the “Board” refer to our Board of Directors.

PROXY SUMMARY INFORMATION

To assist you in reviewing the proposal to be voted upon at the General Meeting, we have summarized important information contained in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should carefully read the entire Proxy Statement before voting.

Voting

Shareholders of record as of August 10, 2022 may cast their votes in any of the following ways:

Internet	Phone	Mail	Virtually at the General Meeting
Visit www.investorvote.com/CWK. You will need the 15-digit number included in your proxy card or voter instruction form.	Call +1 800-652-8683 or the number on your voter instruction form. You will need the 15-digit number included in your proxy card or voter instruction form.	Send your completed and signed proxy card or voter instruction form to the address on your proxy card or voter instruction form.

Online voting will be available during the meeting. To vote online during the meeting, you will need to access the virtual meeting by following the instructions on the proxy card that you received (if you are a shareholder of record) or registering for access to the meeting as described on page 9 of this Proxy Statement (if you are a beneficial owner).

If you physically attend the General Meeting and vote in person, your in-person vote will replace any earlier vote.

Voting Matter and Board Recommendation

Proposal	Board Vote Recommendation
Approval of the repurchase authorization, form of share repurchase contracts and repurchase counterparties (page 1)	✓ FOR

PROPOSAL – REPURCHASE AUTHORIZATION, REPURCHASE CONTRACTS AND REPURCHASE COUNTERPARTIES

The Board of Directors unanimously recommends that shareholders vote “FOR” the adoption of the following resolution (the “Share Repurchase Proposal”):

RESOLVED THAT,

(a) the off-market purchase of fully paid ordinary shares, nominal value $0.10 each, of the Company via the form of Share Repurchase Contracts (as defined in subsection (b) below) in an amount not to exceed $300,000,000 be and hereby is approved;

(b) the form of share repurchase contracts (the “Share Repurchase Contracts”), copies of which are appended to this Proxy Statement, as may be amended by the Company, for the purchase by the Company of such number of ordinary shares at such prices as may be agreed pursuant to the terms of a Share Repurchase Contract be and are hereby approved, and the Company be and hereby is authorized to enter into any Share Repurchase Contract negotiated and agreed with a Bank (as defined in subsection (c) below); and

(c) the counterparties with whom the Company may enter into a Share Repurchase Contract, being the counterparties (or their subsidiaries, successors or affiliates from time to time) included in the Proxy Statement (the “Banks”) be, and each hereby is, approved, provided that, unless previously renewed, varied or revoked by the Company at a general meeting, this authority shall expire on the fifth anniversary of the General Meeting.

What am I voting on?

Cushman & Wakefield plc is organized under the laws of England and Wales and, accordingly, is subject to the requirements of the U.K. Companies Act 2006 (the “UK Companies Act”). Under the UK Companies Act, a repurchase of our ordinary shares through the New York Stock Exchange (the “NYSE”) constitutes an “off market” transaction which requires us to follow specific procedures that are different from those applicable to a Delaware-incorporated listed company. As such, these repurchases may only be made pursuant to a form of share repurchase contract which has been approved by our shareholders. In addition, we must only conduct share repurchases through counterparties approved by our shareholders. Further, any share repurchases will be subject to UK stamp duty or stamp duty reserve tax (“SDRT”) at a rate of 0.5%.

Approval of the repurchase authorization, Share Repurchase Contracts and repurchase counterparties is not an approval of the amount or timing of any repurchase activity. If the Share Repurchase Proposal is approved by our shareholders at the General Meeting, the Company will repurchase shares at its discretion in accordance with a $300 million share repurchase program (which program was approved by the Board of Directors subject to approval by our shareholders). These approvals, if granted, will be valid for five years. There can be no assurance as to whether the Company will repurchase any of its shares or as to the amount of any such repurchases or the prices at which such repurchases may be made. However, if the Share Repurchase Proposal is not approved by our shareholders at the General Meeting, the Company will not be permitted to make any repurchases of our ordinary shares.

What are the material terms of the Share Repurchase Contracts?

We are seeking approval of two forms of Share Repurchase Contract.

The form of repurchase contract attached as Annex A to this Proxy Statement provides that the counterparty will purchase shares on the NYSE at such prices and in such quantities as the Company may instruct from time to time, subject to the limitations set forth in Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The agreement provides that the counterparty will purchase the ordinary shares as principal and sell any ordinary shares purchased to the Company in record form.

The form attached as Annex B to this Proxy Statement is a form of repurchase plan which we may enter from time to time to purchase a specified dollar amount of ordinary shares on the NYSE each day if our ordinary shares are trading below a specified price. The amount to be purchased each day, the limit price and the total amount that may be purchased under the agreement will be determined at the time the plan is executed. The plan provides that the counterparty will purchase the ordinary shares as principal and sell any ordinary shares purchased to the Company in record form.

Who are the approved counterparties?

Under the UK Companies Act, the Company may only enter into share repurchase contracts with counterparties approved by our shareholders. The Company therefore seeks approval to conduct repurchases through the following counterparties (or their subsidiaries, successors or affiliates from time to time):

ANZ Securities	Goldman Sachs & Co.	Northern Trust Securities, Inc.
Associated Bank, NA	HSBC Securities	RBC Capital Markets Corporation
Bank of America	ING Capital LLC	RBS Securities Inc.
Barclays Capital Inc.	Jefferies	Samuel A. Ramirez & Co
Blaylock Robert Van, LLC	J.P. Morgan Securities, LLC	Sandler O’Neill & Partners
BNP Paribas Securities Corp	Keefe, Bruyette and Woods, Inc.	Siebert Cisneros Shank & Co., LLC
BNY Mellon Capital Markets, LLC	KeyBanc Capital Markets, Inc.	ScotiaBank Capital Markets
BTIG, LLC	Kota Global Securities Inc.	Stifel, Nicolaus & Company
Capital One, NA	Liquidnet Inc.	Topeka Capital Markets
Citigroup Global Markets Inc.	Lloyds Bank	UBS Securities LLC
Crédit Agricole Corporate and Investment Bank	Loop Capital Markets LLC	U.S. Bancorp Securities
Credit Suisse Securities (USA) LLC	Mizuho Bank Ltd	UniCredit Capital Markets, LLC
Deutsche Bank Securities Inc.	M.R. Beal & Company	Wells Fargo Securities, LLC
DNB Markets, Inc.	Morgan Stanley & Co., LLC	William Blair & Company
Drexel Hamilton, LLC	MUFG Securities Americas Inc.	The Williams Capital Group, L.P.
Fifth Third Bank, National Association	Natixis

Copies of the form of Share Repurchase Contracts and the list of repurchase counterparties will be made available for shareholders to inspect at the Company’s registered office at 125 Old Broad Street, London, United Kingdom, EC2N 1AR for the period from the date of this Proxy Statement and ending on the date of the General Meeting.

When does this authorization expire?

Under the UK Companies Act, the Company must seek authorization for share repurchase contracts and counterparties at least every five years. If the Share Repurchase Proposal is approved, the Company may repurchase shares pursuant to the form of Share Repurchase Contracts attached as Annex A and Annex B to this Proxy Statement with the approved counterparties until the fifth anniversary of the General Meeting.

Required Vote

The Share Repurchase Proposal will be approved if the number of votes cast “FOR” the proposal exceed the number of votes cast “AGAINST” the proposal. Abstentions are not considered votes cast and will not have any effect on this proposal. If you own shares through a bank, broker or other holder of record, your broker may vote your shares on this proposal in the absence of instructions from you because this is considered a routine matter.

Recommendation

Our Board recommends that shareholders vote “FOR” the proposal to approve the repurchase authorization, Share Repurchase Contracts and repurchase counterparties.

SECURITY OWNERSHIP

The following table below sets forth information as of the close of business on August 2, 2022 regarding the beneficial ownership of our ordinary shares by: (i) each person or group who is known by us to own beneficially more than 5% of our outstanding ordinary shares; (ii) each of our current directors; (iii) each of our 2021 named executive officers; and (iv) all current directors and current executive officers as a group. Unless otherwise noted, the beneficial owners exercise sole voting and/or investment power over their shares.

Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”). These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. All percentages in the table below are based on 225,674,778 ordinary shares outstanding as of August 2, 2022.

Unless otherwise noted, the address of each beneficial owner is c/o Cushman & Wakefield, 225 West Wacker Drive, Suite 3000, Chicago, Illinois 60606.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent
5% Stockholders
TPG Funds(1)	34,832,955	15.44%
Funds affiliated with PAG Asia Capital(2)	25,717,475	11.40%
FMR LLC(3)	33,520,396	14.85%
The Vanguard Group(4)	20,493,001	9.08%
Vulcan Value Partners, LLC(5)	12,010,358	5.32%
Named Executive Officers and Directors:
Brett White	1,327,077	*
Duncan Palmer(6)	318,484	*
Neil Johnston	19,757	*
John Forrester(7)	838,470	*
Michelle MacKay	50,760	*
Nathaniel Robinson(8)	22,580	*
Jonathan Coslet	—	*
Timothy Dattels	—	—
Anthony Miller	—	—
Lincoln Pan	—	—
Angelique Brunner	23,007	*
Jodie McLean	38,280	*
Angela Sun	4,755	*
Billie Williamson	40,449	*
All Executive Officers and Directors as a group (15 persons)(9)	2,677,996	1.19%

*	Represents beneficial ownership of less than 1%.

(1)

The TPG Funds (as defined below) hold an aggregate of 34,832,955 ordinary shares (the “TPG Shares”), of which 24,270,071 are held by TPG Drone Investment, L.P., a Cayman Island limited partnership, and 10,562,884 are held by TPG Drone Co-Invest, L.P., a Cayman Island limited partnership (together, the “TPG Funds”). TPG GP A, LLC, a Delaware limited liability company (“TPG GP A”), is the managing member of TPG Group Holdings (SBS) Advisors, LLC, a Delaware limited liability company, which is the general partner of TPG Group Holdings (SBS), L.P., a Delaware limited partnership, which holds 100% of the shares of Class B common stock (which represents a majority of the combined voting power of the common stock) of TPG Inc., a Delaware corporation, which is the controlling shareholder of TPG GPCo, Inc., a Delaware corporation, which exercises control over each of the TPG Funds. Because of TPG GP A’s relationship with the TPG Funds, TPG GP A may be deemed to beneficially own the ordinary shares directly held by the TPG Funds. TPG GP A is owned by entities owned by David Bonderman, James G. Coulter and Jon Winkelried. Because of the relationship of Messrs. Bonderman, Coulter and Winkelried to TPG GP A, each of Messrs. Bonderman, Coulter and Winkelried may be deemed to be the beneficial owners of the ordinary shares held by the TPG Funds. Messrs. Bonderman, Coulter and Winkelried disclaim beneficial ownership of the securities reported herein except to the extent of their pecuniary interest therein. The address of each of TPG GP A and Messrs. Bonderman and Coulter is c/o TPG Inc., 301 Commerce Street, Suite 3300, Fort Worth, TX 76102.

(2)

Consists of ordinary shares (the “PAG Asia Capital Shares”) held by PAGAC Drone Holding I LP, a Cayman limited partnership (“PAGAC Drone LP”). The general partner of PAGAC Drone LP is PAGAC Drone Holding GP I Limited, a Cayman exempted limited company. As directors of PAGAC Drone Holding GP I Limited, Messrs. Jon Robert Lewis, David Jaemin Kim, Noel Walsh and Oliver Morris have been delegated, in accordance with certain proxy voting guidelines, the authority to implement voting decisions and the authority to implement disposition decisions with respect to shares indirectly held by PAGAC Drone Holding GP I Limited, including the Company’s 25,717,475 ordinary shares. Each of Messrs. Lewis, Kim, Walsh and Morris expressly disclaims beneficial ownership of such shares. The correspondence address of PAGAC Drone Holding GP I Limited is 33/F, Three Pacific Place, 1 Queen’s Road East, Hong Kong.

(3)	Represents shares beneficially owned by FMR LLC, 245 Summer Street, Boston MA 02210. The foregoing information is based solely on a Schedule 13G/A filed by FMR LLC with the SEC on February 9, 2022.

(4)

Represents shares beneficially owned by The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355. The foregoing information is based solely on a Schedule 13G/A filed by The Vanguard Group with the SEC on February 9, 2022.

(5)

Represents shares beneficially owned by Vulcan Value Partners, LLC, Three Protective Center, 2801 Highway 280 South, Suite 300, Birmingham, AL 35223. The foregoing information is based solely on a Schedule 13G filed by Vulcan Value Partners, LLC with the SEC on February 14, 2022.

(6)

Includes 200,000 ordinary shares to be issued upon exercise of fully-vested options. The shares are held of record by the Duncan Palmer Revocable Trust U/A/D 10/16/17 of which Mr. Palmer is the trustee.

(7)	Includes 585,000 ordinary shares to be issued upon exercise of fully-vested options.

(8)

Includes 22,580 vested restricted stock units (“RSUs”) for which settlement has been deferred pursuant to the Cushman & Wakefield plc Executive Deferred Compensation Plan (the “Deferred Compensation Plan”).

(9)

Includes an aggregate of 587,665 ordinary shares to be issued upon exercise of fully-vested options, 20,667 RSUs that will vest within 60 days of August 2, 2022, and 92,525 vested RSUs for which settlement has been deferred pursuant to the Deferred Compensation Plan.

INFORMATION ABOUT THE GENERAL MEETING

Voting Instructions and Information

Why did I receive these proxy materials?

We have delivered printed versions of the notice of General Meeting in this Proxy Statement and proxy cards (the “Proxy Materials”) to our shareholders of record and beneficial holders of our shares as of the record date in connection with the solicitation of proxies for use at the General Meeting, or at any adjournment or postponement thereof.

In addition, we have provided brokers, dealers, bankers, voting trustees and their nominees, at our expense, with additional copies of the Proxy Materials so that our shareholders of record can, as needed, supply these materials to the beneficial owners of shares as of the record date.

Copies of the Proxy Materials have also been supplied, at our expense, to Computershare Trust Company, N.A. (the “Depositary”) for ordinary shares that could not be deposited with The Depository Trust Company (“DTC”) at the closing of the Company’s initial public offering and have not been subsequently transferred. The Depositary will, as needed, supply these materials to the beneficial owners of the depositary receipts as of the record date. Each depositary receipt represents one ordinary share in our Company. The use of the Depositary allows for the ordinary shares to be held in the Depositary initially and subsequently transferred into DTC without the application of U.K. stamp duty or SDRT, provided certain conditions are met.

Will any other matters be decided at the General Meeting?

As of the date of this Proxy Statement, we do not know of any other matters to be raised at the General Meeting other than those described in this Proxy Statement. If any other matters are, in accordance with the UK Companies Act, other applicable law or our Articles of Association, properly presented for consideration at the General Meeting, such matters will, subject to the UK Companies Act, our Articles of Association and applicable law, be considered at the General Meeting and the individuals named in the proxy card will vote on such matters in their discretion.

What is the difference between holding ordinary shares as a shareholder of record, as a beneficial owner and holder of depositary receipts?

If a shareholder is registered on the register of members of the Company in respect of ordinary shares, they are considered, with respect to those ordinary shares, the shareholder of record. As of August 2, 2022, being the latest practicable date prior to publication of this Proxy Statement, our shareholders of record were Cede & Co., the nominee for DTC, and GTU Ops Inc., the nominee for Computershare Trust Company N.A., as depositary, for ordinary shares that could not be deposited with DTC as of the closing of the Company’s initial public offering.

If your ordinary shares are held for you in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and these Proxy Materials are being made available or forwarded to you by your broker, bank or other nominee through whom you hold the ordinary shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your ordinary shares by following the instructions for voting on the proxy card.

If you hold depositary receipts through the Depositary, these Proxy Materials are being made available or forwarded to you by the Depositary. Because each depositary receipt represents one ordinary share in our Company, you have the right to direct the Depositary on how to vote your depositary receipts by following the instructions for voting on your proxy card.

In order to become a shareholder of record of ordinary shares, a beneficial owner whose ordinary shares are deposited with DTC or are deposited with the Depositary would need to take steps to withdraw the relevant ordinary shares from the DTC system or the Depositary’s custody, as applicable.

Beneficial owners are reminded that any transfer of the ordinary shares out of the DTC system or the Depositary, as applicable, will generally be subject to UK stamp duty or SDRT at a rate of 0.5% of any consideration, which is payable by the transferee of the ordinary shares (i.e., any third party into whose name the ordinary shares are transferred). However, where no consideration is given for the transfer of the ordinary shares out of the DTC system or the Depositary, as applicable (i.e., where beneficial ownership of the ordinary shares is not changing and there is no third-party paying consideration for the ordinary shares), no charge to UK stamp duty or SDRT should arise. In addition, if such ordinary shares are subsequently redeposited into the DTC system, the redeposit will attract UK stamp duty or SDRT at a higher 1.5% rate. Beneficial owners are, therefore, strongly discouraged from withdrawing their ordinary shares from the DTC system or the Depositary, as applicable.

What is “householding” and how does it affect me?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of our Proxy Materials to multiple shareholders who share the same address unless we have received contrary instructions from one or more of the shareholders. This procedure reduces our printing costs, mailing costs and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of our Proxy Materials to any shareholders at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a shareholder is receiving multiple copies, to request that we only send a single copy of our Proxy Materials, such shareholder may write to Cushman & Wakefield plc, c/o Brett Soloway, Executive Vice President, General Counsel and Corporate Secretary, 225 West Wacker Drive, Suite 3000, Chicago, Illinois 60606. Shareholders who beneficially own ordinary shares held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is entitled to vote at the General Meeting?

Shareholders of record and beneficial holders as of the record date are entitled to vote at the General Meeting. Please note the following special cases:

Beneficial owners of ordinary shares as of the record date have the right to direct their broker or other agent on how to vote the ordinary shares in their account. They are invited to attend the General Meeting virtually.

Holders of depositary receipts as of the record date may instruct the Depositary as to how to exercise the votes attaching to the ordinary shares underlying such depositary receipts by completing the proxy card and following the instructions furnished by the Depositary. After the Depositary has received instructions on how to vote on the Share Repurchase Proposal from the holders of depositary receipts, it will complete an omnibus proxy card reflecting such instructions and send it to the transfer agent.

What are the total voting rights in the Company?

As of August 2, 2022, being the last practicable date prior to the publication of this Proxy Statement, there were 225,674,778 ordinary shares in issue and entitled to vote. Each ordinary share is entitled to one vote on each matter properly brought before the General Meeting.

How do I vote if I am a shareholder of record?

If you are a shareholder of record who is entitled to attend and vote at the General Meeting, you may vote your ordinary shares at the General Meeting or appoint another person or persons as your proxy to exercise any or all of your rights to attend and to speak and vote at the General Meeting. You may vote during the General Meeting at www.meetnow.global/MKXH6QN. You will need to enter your 15-digit control number included on your proxy card or on the instructions that accompany your proxy materials. Only one person will be able to log in with that unique control number at any time. You may also appoint a proxy to vote on your behalf using one of the following methods:

•	by returning the proxy card, or other instrument appointing a proxy, completed in accordance with the instructions therein and signed to the address provided with the proxy card mailing;

•	by submission via the Internet by going to www.investorvote.com/CWK and following the instructions provided; or

•	by telephone, using the number shown on the notice or proxy card.

To be effective, proxies submitted via the Internet or by telephone must be received before the polls are declared closed at the General Meeting.

Please sign the proxy card exactly as your name appears on the card. If a shareholder of record is a corporation, limited liability company or partnership, the proxy card should be signed in the full corporate, limited liability company or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, please state the signatory’s full title and provide a certificate or other proof of appointment. In the case of joint holders, the vote of the senior holder who tenders a vote shall be accepted to the exclusion of the votes of the other joint holders and seniority shall be determined by the order in which the names of the holders stand in the register of members.

The return of a completed proxy card, or the submission of proxy instructions via the Internet or by telephone, will not prevent a shareholder of record from attending and voting at the General Meeting. If you have appointed a proxy and attend the General Meeting and vote virtually, your proxy appointment will automatically be terminated.

If you properly give instructions as to your proxy appointment by executing and returning a paper proxy card or through the Internet or by telephone, and your proxy appointment is not subsequently revoked, your ordinary shares will be voted in accordance with your instructions.

If you are a shareholder of record and you execute and return a proxy card, but do not give instructions, your proxy will be voted FOR the Share Repurchase Proposal.

If you have not received a proxy card and believe that you should have one, please contact your broker, bank or other nominee for more information if you are a beneficial holder of ordinary shares deposited in DTC.

How do I vote if I am a beneficial owner?

If you are a beneficial owner, you should follow the directions provided by your broker, bank or other nominee. You may submit instructions by telephone or through the Internet to your broker, bank or other nominee, or request and return a paper proxy card to your broker, bank or other nominee.

How do I vote if I am a holder of depositary receipts?

If you are a holder of depositary receipts, you should follow the instructions on the form of proxy card furnished to you by the Depositary. After the Depositary has received instructions as to how to vote on the resolutions from the depositary receipt holders, it will then complete an omnibus proxy card reflecting such instructions.

How is a quorum determined?

The presence of the holders of record of shares in the Company who together represent at least the majority of the voting rights of all the shareholders of record entitled to vote, present virtually or by proxy, at the General Meeting is necessary to constitute a quorum. Abstentions will be counted as present and entitled to vote for the purposes of determining a quorum at the General Meeting.

How many votes are required to approve the Share Repurchase Proposal?

The Share Repurchase Proposal will be proposed as an ordinary resolution and requires the affirmative vote of a simple majority of the votes cast at the General Meeting virtually or by proxy. Abstentions are not considered “votes cast” and do not have any effect on the outcome of the vote.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” the Share Repurchase Proposal.

What are “routine” and “non-routine” matters and what are “broker non-votes?

Brokers, banks or other nominees generally have discretionary voting power with respect to “routine” matters and can exercise what are called “broker non-votes” with respect to “non-routine” matters.

For “routine” matters, if you own your ordinary shares through a bank, broker or other nominee and you do not provide them with specific voting instructions, the bank, broker or nominee will have discretion to vote your shares. Brokers, banks and other nominees may not vote on your behalf on “non-routine” matters and will submit a “broker non-vote” if you do not provide them with specific instructions on how to vote your shares on those matters.

Under the rules and interpretations of the NYSE (which by extension imposed by the SEC apply to all US brokers), “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested) and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. The Share Repurchase Proposal is considered to be “routine,” and therefore, if you own your ordinary shares through a bank, broker or other nominee, your bank, broker or nominee will have discretion to vote your shares in the absence of voting instructions from you.

What are the voting requirements to approve the resolution?

In accordance with our Articles of Association, the resolution will be taken on a poll. Voting on a poll will mean that each share represented virtually or by proxy may be voted “for” or “against” a particular resolution, or may abstain from voting with respect to a particular resolution. Please see the discussion under the Share Repurchase Proposal for a detailed explanation of the voting requirement.

Can I change my vote or revoke my proxy?

If you are a shareholder of record, you can change how you wish to instruct the proxy to vote or revoke your proxy at any time before the General Meeting by:

•

delivering a valid, later-dated proxy card prior to the cut-off time for receipt of proxies, in which case your later-submitted proxy will be recorded and your earlier proxy revoked. Any later-dated proxy card received after the relevant cut-off time will be disregarded;

•

amending your Internet or telephone proxy instruction prior to the cut-off time for receipt of proxies, whereby your original instruction will be superseded. Any amended proxy instruction received after the relevant cut-off time will be disregarded;

•	sending written notice to the office of the Company Secretary at the Company’s registered office, which must be received at least 24 hours prior to the start of the General Meeting; or

•	voting on the poll virtually at the General Meeting.

If you are a beneficial owner of ordinary shares, you may submit new proxy appointment instructions by contacting your broker, bank or other nominee. You may also change your vote online.

If you are a holder of depositary receipts, you may submit a new proxy card by following the instructions previously set out, at any time prior to 9:00 a.m. (Eastern Time) on September 19, 2022.

All ordinary shares that have been properly voted and not revoked will be counted in the votes held on the resolutions proposed at the General Meeting. Attending the General Meeting virtually without taking further action will not automatically revoke your prior proxy.

We will honor the proxy with the latest date. However, no revocation will be effective unless we receive notice of such revocation at or prior to the deadlines mentioned above. For those shareholders who submit a proxy electronically or by telephone, the date on which the proxy is submitted in accordance with the instructions listed on the proxy card is the date of the proxy.

Can I attend the General Meeting virtually?

Shareholders of record on the record date may attend the General Meeting virtually. If you are a shareholder of record, you may attend, vote and ask questions virtually at the meeting by logging in at www.meetnow.global/MKXH6QN and following the instructions on your notice, proxy card or on the instructions that accompany your proxy materials.

If you are the beneficial owner, you have two options:

(a)	Registration in advance of the General Meeting

Submit proof of your legal proxy from your broker or bank reflecting your Cushman & Wakefield holdings along with your name and email address to Computershare.

Requests for registration as set forth in (a) above must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. (Eastern Time) on September 16, 2022. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to Computershare at the following:

By email: Forward the email from your broker granting you a legal proxy, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:	Computershare
Cushman & Wakefield Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

(b)	Register at the General Meeting

We expect that the vast majority of beneficial owners will be able to fully participate virtually by using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to beneficial owners only, and there is no guarantee this option will be available for every type of beneficial owner voting control number. The inability to provide this option to any or all beneficial owners shall in no way impact the validity of the General Meeting. Beneficial owners may choose the “Registration in advance of the General Meeting” option above, if they plan to vote or ask questions virtually at the General Meeting.

Please go to www.meetnow.global/MKXH6QN for more information on the available options and registration instructions.

The online meeting will begin promptly at 8:00 a.m. (Central Time). We encourage you to access the General Meeting prior to the start time, leaving ample time for the check-in process. Please follow the registration instructions as outlined in this Proxy Statement.

Where is the General Meeting being held?

The General Meeting will be held via live webcast at www.meetnow.global/MKXH6QN and at our offices at 225 West Wacker Drive, Suite 3000, Chicago, Illinois 60606.

Can I ask questions at the General Meeting?

If you were a shareholder on the record date and have the right to attend the General Meeting, you can ask questions at the General Meeting.

Who will count the votes?

Representatives of Computershare, the Company’s transfer agent, will serve as scrutineers of the poll and tabulate the final results.

Where can I find the voting results of the General Meeting?

The preliminary voting results will be announced at the General Meeting. The final voting results will be checked by the scrutineers and disclosed by way of an announcement via a Current Report on Form 8-K, which the Company is required to file with the SEC. The results of the polls taken on the resolutions at the General Meeting and any other information required by the UK Companies Act will be made available on our website (www.cushmanwakefield.com) as soon as reasonably practicable after the General Meeting and for a period of two years thereafter.

How can I submit a proposal?

Shareholders who wish to present a proposal in accordance with SEC Rule 14a-8 for inclusion in our Proxy Materials to be distributed in connection with our 2023 annual general meeting of shareholders must submit their proposals in accordance with that rule so that they are received by the Secretary at Cushman & Wakefield plc, c/o Brett Soloway, Executive Vice President, General Counsel and Corporate Secretary, 225 West Wacker Drive, Suite 3000, Chicago, Illinois 60606 no later than the close of business on December 8, 2022. If the date of our 2023 annual meeting is more than 30 days before or after May 5, 2023, then the deadline to timely receive such material shall be a reasonable time before we begin to print and send our Proxy Materials.

Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. As the rules of the SEC make clear, simply submitting a timely proposal does not guarantee that it will be included in our Proxy Materials.

Our Articles of Association require that shareholders who intend to propose any resolution, including nominating candidates for election as directors, at our 2023 annual meeting must provide notice of such proposals in writing to our Secretary no earlier than the close of business on January 5, 2023 and no later than the close of business on February 4, 2023, unless our 2023 annual general meeting of shareholders is to be held more than 30 days before or more than 60 days after May 5, 2023, in which case the shareholder’s notice must be delivered no earlier than the close of business on the 120th day prior to the 2023 annual general meeting and no later than the close of business on the later of the 90th day prior to the 2023 annual general meeting or the 10th day after public announcement of the date of the 2023 annual general meeting is first made. The notice must set forth the information required by our Articles of Association.

Additionally, under section 338 of the UK Companies Act, shareholders meeting the threshold requirements set forth in that section may require us to include a resolution in our notice of annual general meeting. Provided that the appropriate thresholds are met, notice of the resolution or matter must be received by our Secretary at least six weeks prior to the date of the annual general meeting or, if later, at the time notice of the annual general meeting is delivered to shareholders.

To comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 6, 2023.

Other information

For additional information, please contact investor relations by email at ir@cushwake.com or phone at +1 312 338-7860.

Annex A

FORM OF REPURCHASE CONTRACT

[date]

Cushman & Wakefield plc

225 West Wacker Drive

Suite 3000

Chicago, IL 60606

This letter agreement (this “Letter Agreement”) confirms the terms and conditions under which [name of counterparty] (“Bank”) will act as [non-]exclusive agent for Cushman & Wakefield plc, a public company incorporated in England and Wales (the “Purchaser”) in connection with the Purchaser’s program (the “Program”) to repurchase fully paid ordinary shares of $0.10 each in the capital of the Company (the “Securities”).

1.

Appointment of Bank. The Purchaser hereby appoints Bank as its [non-]exclusive agent to purchase Securities on behalf of the Purchaser in the open market. It is the Purchaser’s intention that such purchases benefit from the safe harbor provided by Rule 10b-18 (“Rule 10b-18”) promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, the Purchaser hereby agrees that it shall not take, nor permit any person or entity under its control to take, any action that could jeopardize the availability of Rule 10b-18 for purchases of Securities under the Program. The Broker agrees that it shall use good faith efforts to execute all purchases of Securities under this Letter Agreement in accordance with the timing, price and volume restrictions contained in subparagraphs (2), (3) and (4) of paragraph (b) of Rule 10b-18, taking into account the rules and practices of the principal exchange on which the Securities are traded (the “Principal Market”), it being understood that Bank shall not be responsible for delays between the execution and reporting of a trade in the Securities, any reporting errors of the Principal Market or third party reporting systems or other circumstances beyond Bank’s control. It is understood that the Purchaser may rotate its repurchase program; provided, however that the Purchaser agrees to use only one Bank-dealer to make purchases of Securities under the Program on any day in accordance with Rule 10b-18(b)(1).

2.

Term. The Broker’s appointment as agent under the Program shall continue until terminated in accordance with the provisions of the following sentence. This Letter Agreement may be terminated by either party with verbal or written notice to the other party. Such written notice may be made by facsimile, as provided in Paragraph 12, or by electronic mail. Notwithstanding the termination of this Letter Agreement, the Purchaser shall be solely responsible for any purchases made by Bank as the Purchaser’s agent prior to Bank’s receipt of such verbal or written notice of termination. In addition, if Bank receives any such notice, Bank shall nevertheless be entitled to make, and the Purchaser shall be solely responsible for, a purchase hereunder pursuant to a bid made before such notice was received by Bank.

3.

Suspension of Program. The Purchaser shall promptly notify Bank of the existence of any circumstances that render it advisable to suspend the Program for any given period of time (including, without limitation, purchases by “affiliated purchasers” (as defined in Rule 10b-18) of the Purchaser, distributions by the Purchaser within the meaning of Regulation M under the Exchange Act or the possession by the Purchaser of material non-public information), and upon receipt of the Purchaser’s direction to suspend the Program, Bank shall do so. Such suspension notice shall not include any other information about the nature of the circumstances giving rise to such suspension or its applicability to the Purchaser or otherwise communicate any material nonpublic information about the Purchaser or the Securities to Bank. The Purchaser shall be solely responsible for any purchases made by Bank as the Purchaser’s agent prior to Bank’s receipt of the Purchaser’s direction to suspend purchases. In addition, if Bank receives any such notice, Bank shall nevertheless be entitled to make, and the Purchaser shall be solely responsible for, a purchase hereunder pursuant to a bid made before such notice was received by Bank.

4.

Purchases by Affiliates. The Purchaser will notify Bank of the intention on the part of any affiliated purchaser of the Purchaser to purchase Securities on any day, including any purchase of a “block” (as defined in Rule 10b-18) pursuant to the once-a-week block exception contained in Rule 10b-18(b)(4) under the Exchange Act, if such purchase is to be effected otherwise than through Bank pursuant to this Letter Agreement. Such notice shall be given prior to [time] on such day, and upon receipt of such notification Bank shall refrain from purchasing any Securities hereunder on such day. The Purchaser shall be solely responsible for any purchases made by Bank as the Purchaser’s agent prior to Bank’s receipt of any such notice. In addition, if Bank receives any such notice, Bank shall nevertheless be entitled to make, and the Purchaser shall be solely responsible for, a purchase hereunder pursuant to a bid made before such notice was received by Bank.

5.	Purchasing Procedures.

(a)     Unless otherwise agreed to, the Purchaser will provide Bank with instructions on a daily basis in respect of the Program regarding the total number of Securities Bank is authorized to purchase and target amounts of Securities to be acquired during the day succeeding such instruction and the maximum price or the range of prices to be paid therefore. Except as otherwise provided in this Letter Agreement, Bank shall determine, in its sole discretion, the timing, amount, prices and manner of purchase of Securities on any day, so long as such purchases are consistent with the instruction provided by the Purchaser for such day.

(b)     In the event that Bank, in its discretion, determines that it is appropriate with regard to any legal, regulatory or self-regulatory requirements or related internal policies and procedures (whether or not such requirements, policies or procedures are imposed by law or have been voluntarily adopted by Bank) for Bank to refrain from purchasing Securities or to purchase fewer than the number of Securities otherwise specified in the instructions provided by the Purchaser on any day, then Bank may, in its sole discretion, elect that the number of Securities purchased shall be reduced for such day to an amount determined by Bank in its discretion.

6.

Monitoring Procedures. On any day on which Bank purchases Securities hereunder, Bank shall provide a daily email report confirming purchases of Securities to the Purchaser and to such other persons or agents of the Purchaser as the Purchaser shall designate. Such report shall include the average price and number of shares purchased for the Purchaser and for affiliated purchasers, and the purchase price for each transaction.

7.

Payment for and Delivery of Purchased Securities. Payment for Securities purchased, together with any applicable fees, shall be made by the Purchaser within one standard settlement cycle after the purchase. Purchased Securities will be held or delivered in accordance with instructions to be furnished by the Purchaser.

8.

Compensation. For the services provided in this Letter Agreement, the Purchaser agrees to pay to Bank a fee of $[    ] per share for the Securities purchased pursuant to the terms of this Letter Agreement.

9.	Representations, Warranties and Agreements. The Purchaser represents and warrants to, and agrees with, Bank as follows:

(a)     This Letter Agreement and the transactions contemplated herein have been duly authorized by the Purchaser; this Letter Agreement is the valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms; performance of the transactions contemplated herein will not violate any law, rule, regulation, order, judgment or decree applicable to the Purchaser or conflict with or result in a breach of or constitute a default under any agreement or instrument to which the Purchaser is a party or by which it or any of its property is bound or its certificate of incorporation or by-laws; and no governmental, administrative or official consent, approval, authorization, notice or filing is required for performance of the transactions contemplated herein.

(b)     At any time during the term of this Letter Agreement that Bank has been instructed to purchase Securities in connection with the Program, the Purchaser is not aware of any material nonpublic information regarding the Purchaser or the Securities. In the event that the Purchaser affirmatively instructs Bank not to purchase Securities on any day or for any period, the Purchaser agrees that it shall not communicate to Bank the reason for such instruction.

(c)     The Purchaser is not entering into this Letter Agreement to create actual or apparent trading activity in the Securities (or any security convertible into or exchangeable for the Securities) or to raise or depress the price of the Securities (or any security convertible into or exchangeable for the Securities) for the purpose of inducing others to buy or sell Securities, and will not engage in any other securities or derivative transaction to such ends.

(d)     The Purchaser acknowledges that Bank is a “financial institution” and “financial participant” within the meaning of Sections 101(22) and 101(22A), respectively, of Title 11 of the United States Code (the “Bankruptcy Code”). The parties hereto further agree and acknowledge that each transaction under this Letter Agreement is intended to be a “securities contract” as defined in Section 741(7) of the Bankruptcy Code and each payment or delivery of cash, Securities or other property or assets hereunder is a “settlement payment” within the meaning of Section 741(8) of the Bankruptcy Code, and the parties hereto are to be entitled to the protections afforded by, among other Sections, Sections 362(b)(6), 362(b)(27), 362(o), 546(e), 546(j), 555 and 561 of the Bankruptcy Code.

(e) Prior to [time] on each day on which Bank is instructed to purchase Securities pursuant to this Letter Agreement, the Purchaser will provide to Bank, in addition to the instructions described in Section 5(a), all information, other than publicly reported trading volumes, necessary for Bank to calculate the maximum number of Securities that may be purchased on such day in accordance with the volume condition set forth in Rule 10b-18 including without limitation any block purchases by or on behalf of the Purchaser or any affiliated purchaser of the Purchaser, and Bank shall be entitled to rely on such information so provided.

(f) Without limiting the generality of Section 3 of this Letter Agreement, the Purchaser shall notify Bank in writing at least five business days prior to engaging in any transaction that would cause the Securities (or any securities convertible into, exchangeable for or linked in value to the Securities) to be subject to a “restricted period” under, and as defined in, Regulation M under the Exchange Act.

10.	Disclosure of Acquisition Program. The Purchaser represents and warrants that it has publicly disclosed its intention to institute a program for the acquisition of the Securities.

11.

Other Purchases by Bank. Nothing herein shall preclude the purchase by Bank of Securities for Bank’s own account, or the solicitation or execution of purchase or sale orders of Securities for the account of Bank’s clients.

12.	Notices. Any written communication shall be sent to the address specified below and shall become effective upon receipt:

(a)	if to Bank, to it at

[name of counterparty]
[street address]
[city, state zip code]
Attention: [ ]
Telephone: [ ]

or at such other address as may from time to time be designated by notice to the Purchaser in writing; and

(b)	if to the Purchaser, to it at

Cushman & Wakefield plc
225 West Wacker Drive
Suite 3000
Chicago, IL 60606

Attn: [ ]
Telephone: [( ) [ ]]

or at such other address as may from time to time be designated by notice to Bank in writing.

13.

Governing Law. This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the law of [    ]. The parties hereto irrevocably submit to the exclusive jurisdiction of the federal and state courts located in [    ] in any suit or proceeding arising out of or relating to this Letter Agreement or the transactions contemplated hereby. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

14.	Recognition of the U.S. Special Resolution Regimes.

(a) In the event that Bank becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from Bank of this Letter Agreement, and any interest and obligation in or under this Letter Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime.

(b) In the event that Bank or a BHC Act Affiliate of Bank becomes subject to a proceeding under a U.S. Special Resolution Regime, any Default Rights under this Letter Agreement that may be exercised against Bank are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime.

(c) For purposes of this Section 14 the following terms shall have the following meanings:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing correctly sets forth our agreement, please sign the form of acceptance below.

[NAME OF COUNTERPARTY]

By:

    Name:

    Title:

Agreed to and accepted as of:

CUSHMAN & WAKEFIELD PLC

By:

    Name:

    Title:

Annex B

FORM OF REPURCHASE PLAN

[date]

Cushman & Wakefield plc

225 West Wacker Drive

Suite 3000

Chicago, IL 60606

This letter agreement (this “Letter Agreement”) confirms the terms and conditions under which Cushman & Wakefield plc, a public company incorporated in England and Wales (the “Purchaser”), hereby establishes a plan (the “Plan”) to repurchase fully paid ordinary shares of $0.10 each in the capital of the Company (the “Securities”), and under which [name of counterparty] (“Bank”) will act as its exclusive agent to execute the Plan.

1.

Appointment of Bank. The Purchaser hereby appoints Bank as its exclusive agent to purchase Securities pursuant to the Plan. It is the Purchaser’s intention that such purchases benefit from the safe harbor provided by Rule 10b-18 (“Rule 10b-18”) and the affirmative defense provided by Rule 10b5-1 (“Rule 10b5-1”) each promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the Plan and the transactions contemplated hereby comply with the requirements of paragraph (c)(1)(i)(B) of Rule 10b5-1. Accordingly, the Purchaser hereby agrees that the terms of this Letter Agreement and the Plan shall be interpreted to comply with the requirements of such paragraph (c)(1)(i)(B) and that it shall not take, nor permit any person or entity under its control to take, any action that could jeopardize the availability of Rule 10b-18 for purchases of Securities under the Plan or result in such purchases not so complying with the requirements of such paragraph (c)(1)(i)(B). Bank agrees that it shall use good faith efforts to execute all purchases of Securities under this Letter Agreement in accordance with the timing, price and volume restrictions contained in subparagraphs (2), (3) and (4) of paragraph (b) of Rule 10b-18, taking into account the rules and practices of the principal exchange on which the Securities are traded (the “Principal Market”), it being understood that Bank shall not be responsible for delays between the execution and reporting of a trade in the Securities, any reporting errors of the Principal Market or third party reporting systems or other circumstances beyond Bank’s control.

2.	Term.

(a)

Bank is authorized to commence purchasing Securities on [    ] (the “Start Date”), and this Letter Agreement and the Plan shall terminate upon the earliest of (the period from and including the Start Date to such termination, the “Plan Period”):

(i)	the close of business on the [ ] anniversary of the date hereof;

(ii)	the completion of all purchases contemplated by the Plan;

(iii)	subject to Section 12 below, the receipt by either party from the other of written notice of termination;

(iv)	the existence of any legal or regulatory restriction that would prohibit any purchase pursuant to the Plan;

(v)

the public announcement (as defined in Rule 165(f) under the Securities Act of 1933, as amended) of any merger, acquisition, or similar transaction relating to the Purchaser (other than any such transaction in which the Purchaser is the acquiring party and the consideration consists solely of cash and there is no valuation period);

(vi)

the commencement of any voluntary or involuntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Purchaser under any bankruptcy, insolvency or similar law or seeking the appointment of a trustee, receiver or other similar official with respect to the Purchaser, or the taking of any corporate action by the Purchaser to authorize or commence any of the foregoing; and

(vii)	the failure of the Purchaser to comply with Section 7 hereof.

(b)

If, as contemplated by paragraph (a)(iv) of this Section 2, at any time during the term of this Letter Agreement, any legal or regulatory restriction that is applicable to the Purchaser or the Purchaser’s affiliates would prohibit any purchase pursuant to the Plan, the Purchaser shall give Bank notice of such restriction as soon as practicable (such notice, a “Required Termination Notice”). Such notice shall not include any information about the nature of the restriction or its applicability to the Purchaser.

(c)

The Purchaser shall be solely responsible for any purchases made by Bank as the Purchaser’s agent prior to the termination of the Plan. In addition, if Bank receives notice of termination (including any Required Termination Notice) or of any of the termination events listed above, Bank shall nevertheless be entitled to make, and the Purchaser shall be solely responsible for, a purchase hereunder pursuant to a bid made before such notice was received by Bank.

(d)	Sections 7,10 and 11 of this Letter Agreement shall survive any termination hereof.

3.

Purchases Outside Plan. The Purchaser agrees that it shall not, and shall cause any “affiliated purchaser” (as defined in Rule 10b-18) of the Purchaser not to directly or indirectly (including in any similar purchase plan or any derivative transaction) purchase, offer to purchase or place any bid or limit order for the purchase of any Securities or any securities convertible or exchangeable into or exercisable for, or the value of which is derived from, the Securities during the Plan Period except under the Plan pursuant to this Letter Agreement, which period overlaps with the Plan Period. If the Purchaser becomes aware that any affiliated purchaser of the Purchaser has taken any such action during the Plan Period, the Purchaser shall so notify Bank as soon as practicable.

4.	Purchasing Procedures.

(a) On each Trading Day during the Plan Period on which no Market Disruption Event (as defined below) occurs, Bank shall use commercially reasonable efforts to purchase as agent for the Purchaser and for the account of the Purchaser the lesser of (i) the maximum number of Securities that the Purchaser could purchase on such Trading Day in accordance with the volume condition set forth in Rule 10b-18 and (ii) the number of Securities that Bank is able, subject to market conditions and principles of best execution, to purchase as agent for the Purchaser and for the account of the Purchaser on such Trading Day using commercially reasonable means in accordance with the Plan guidelines set forth in Annex A hereto. Bank may purchase Securities on the Principal Market, any national securities exchange, in the over-the-counter market, on an automated trading system or otherwise. Any numbers of Securities to be purchased (and any corresponding purchase price limits or ranges) set forth in Annex A shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Securities or any change in capitalization with respect to the Purchaser or any similar event that occurs during the term of this Letter Agreement, as determined by Bank in good faith and a commercially reasonable manner.

A “Trading Day” is any day during the Plan Period that the Principal Market is open for business and the Securities trade regular way on the Principal Market.

“Market Disruption Event” means that (i) there occurs any material (as reasonably determined by Bank) suspension of or limitation on trading by the Principal Market, (ii) there occurs any event that materially (as reasonably determined by Bank) disrupts or impairs the ability of market participants in general to effect transactions in or obtain market values for the Securities or futures or options contracts on the Securities or (iii) the Principal Market closes prior to its scheduled closing time for such Trading Day.

(b) In the event that Bank, in its discretion, determines that it is appropriate with regard to any legal, regulatory or self-regulatory requirements or related internal policies and procedures (whether or not such requirements, policies or procedures are imposed by law or have been voluntarily adopted by Bank) for Bank to refrain from purchasing Securities or to purchase fewer than the number of Securities otherwise specified in the instructions provided by the Purchaser on any day, then Bank may, in its sole discretion, elect that the number of Securities purchased shall be reduced for such day to an amount determined by Bank in its discretion.

(c) Any Securities purchased pursuant to the Plan shall be purchased under ordinary principles of best execution at the then-prevailing market price. Subject to the terms of the Plan as set forth herein (including Annex A hereto), Bank shall have full discretion with respect to the execution of all purchases, and the Purchaser acknowledges and agrees that the Purchaser does not have, and shall not attempt to exercise, any influence over how, when or whether purchases of Securities are affected pursuant to the Plan. The Purchaser acknowledges and agrees that, in purchasing Securities pursuant to the Plan, Bank will be an independent contractor and will not be acting as the Purchaser’s trustee or fiduciary or in any similar capacity.

5.

Payment for and Delivery of Purchased Securities. Payment for Securities purchased, together with any applicable fees, shall be made by the Purchaser within one standard settlement cycle after the purchase. Purchased Securities will be held or delivered in accordance with instructions to be furnished by the Purchaser.

6.

Compensation. For the services provided in this Letter Agreement, the Purchaser agrees to pay to Bank a fee of $[    ] per share for the Securities purchased pursuant to the terms of this Letter Agreement.

7.	Representations, Warranties and Agreements. The Purchaser represents and warrants to, and agrees with, Bank as follows:

(a) This Letter Agreement and the transactions contemplated herein have been duly authorized by the Purchaser; this Letter Agreement is the valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms; performance of the transactions contemplated herein will not violate any law, rule, regulation, order, judgment or decree applicable to the Purchaser or conflict with or result in a breach of or constitute a default under any agreement or instrument to which the Purchaser is a party or by which it or any of its property is bound or its certificate of incorporation or by-laws; and no governmental, administrative or official consent, approval, authorization, notice or filing is required for performance of the transactions contemplated herein.

(b) As of the date of this Letter Agreement, the Purchaser is not aware of any material nonpublic information concerning the Securities or the business, operations or prospects of the Purchaser.

(c) The Purchaser is engaging Bank and entering into this Letter Agreement and the Plan in good faith and not as part of a plan or scheme to evade compliance with the federal securities laws, including, without limitation, Rule 10b-5 under the Exchange Act. Until this Letter Agreement is terminated, the Purchaser agrees not to enter into or alter any corresponding or hedging transaction or position with respect to the Securities.

(d) The Purchaser is not entering into this Letter Agreement to create actual or apparent trading activity in the Securities (or any security convertible into or exchangeable for the Securities) or to raise or depress the price of the Securities (or any security convertible into or exchangeable for the Securities) for the purpose of inducing others to buy or sell Securities, and will not engage in any other securities or derivative transaction to such ends.

(e) During the term of this Letter Agreement, neither the Purchaser nor its officers or employees shall, directly or indirectly, disclose to any person at Bank effecting purchases under the Plan any material nonpublic information regarding the Purchaser or the Securities or any information regarding the Purchaser or the Securities that could reasonably be expected to influence the execution of the Plan.

(f) The Purchaser acknowledges that Bank is a “financial institution” and “financial participant” within the meaning of Sections 101(22) and 101(22A), respectively, of Title 11 of the United States Code (the “Bankruptcy Code”). The parties hereto further agree and acknowledge that each transaction under this Letter Agreement is intended to be a “securities contract” as defined in Section 741(7) of the Bankruptcy Code and each payment or delivery of cash, Securities or other property or assets hereunder is a “settlement payment” within the meaning of Section 741(8) of the Bankruptcy Code, and the parties hereto are to be entitled to the protections afforded by, among other Sections, Sections 362(b)(6), 362(b)(27), 362(o), 546(e), 546(j), 555 and 561 of the Bankruptcy Code.

(g) Prior to [time] on the Start Date, the Purchaser shall provide to Bank all information, other than publicly reported trading volumes, necessary for Bank to calculate the maximum number of

Securities that may be purchased as of the Start Date in accordance with the volume condition set forth in Rule 10b-18, and Bank shall be entitled to rely on such information so provided.

(h) Neither the Purchaser nor any of its affiliates or agents shall take any action that would cause Regulation M under the Exchange Act (“Regulation M”) to be applicable to any purchases of Securities, or any security for which the Securities are a reference security (as defined in Regulation M), by the Purchaser or any of its affiliated purchasers (as defined in Regulation M) during the Plan Period.

(i) The Purchaser shall be solely responsible for compliance with all statutes, rules and regulations applicable to the Purchaser and the transactions contemplated hereby, including, without limitation, reporting and filing requirements. The Purchaser acknowledges and agrees that it is not relying, and has not relied, upon Bank or any affiliate of Bank with respect to the legal, accounting, tax or other implications of the Plan and the transactions contemplated thereby and that it has conducted its own analyses of the legal, accounting, tax and other implications hereof. Bank has made no representation and has no obligation with respect to whether the Plan or the transactions contemplated thereunder qualify for the safe harbor provided by Rule 10b-18 or the affirmative defense provided by Rule 10b5-1.

8.	Disclosure of Acquisition Program. The Purchaser represents and warrants that it has publicly disclosed its intention to institute a program for the acquisition of the Securities.

9.

Other Purchases by Bank. Nothing herein shall preclude the purchase by Bank of Securities for Bank’s own account, or the solicitation or execution of purchase or sale orders of Securities for the account of Bank’s clients.

10.

Indemnification. The Purchaser shall indemnify Bank, its affiliates and the respective directors, officers, agents and employees of Bank and its affiliates (each, a “Bank Person”) against any liabilities or expenses (including attorney’s fees and disbursements), or actions in respect of any liabilities or expenses, arising from the services furnished pursuant to this Letter Agreement including, but not limited to, liabilities and expenses arising by reason of any violation or alleged violation of any state or federal securities laws, except to the extent such liabilities or expenses result from the gross negligence, willful misconduct or bad faith of Bank in performing its services under this Letter Agreement. The Purchaser shall also promptly reimburse the Bank Persons for all expenditures (including attorney’s fees and disbursements) made to investigate, prepare or defend any action or claim in respect of any such liability or expense, regardless of whether any litigation is pending or threatened against such Bank Persons.

11.

Limitation of Liability. No Bank Person shall be liable in respect of any liabilities or expenses incurred by the Purchaser arising from or in connection with Bank’s role or services under this Letter Agreement, except to the extent any such liabilities or expenses result from the gross negligence, willful misconduct or bad faith of Bank in performing its services under this Letter Agreement.

12.

Amendment, Modification, Waiver or Termination. Any amendment, modification or waiver of this Letter Agreement or the Plan must be effected in accordance with the requirements for the amendment of a “plan” as defined in paragraph (c) of Rule 10b5-1. Without limiting the generality of the foregoing, any amendment, modification, waiver or termination shall be made in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b-5 under the Exchange Act, and no such amendment or modification shall be made at any time at which the Purchaser is aware of any material nonpublic information concerning the Purchaser or the Securities. The Purchaser acknowledges and agrees that any action taken by it that results in the termination of the Plan pursuant to Section 2 is subject to the principles set forth in this section.

13.	Notices. Any written communication shall be sent to the address specified below: and shall become effective upon receipt:

(a)	if to Bank, to it at

[name of counterparty]

[street address]

[city, state zip code]

Attention: [    ]

Telephone: [    ]

or at such other address as may from time to time be designated by notice to the Purchaser in writing; and

(b)	if to the Purchaser, to it at

Cushman & Wakefield plc

225 West Wacker Drive

Suite 3000

Chicago, IL 60606

Attn: [    ]

Telephone: [    ]

or at such other address as may from time to time be designated by notice to Bank in writing.

14.

Assignment. Neither party may assign its rights and obligations under this Letter Agreement to any other party; provided that Bank may assign its rights and obligations under this Letter Agreement to any subsidiary of [name of bank counterparty parent company].

15.

Governing Law. This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the law of [    ]. The parties hereto irrevocably submit to the exclusive jurisdiction of the federal and state courts located in [    ] in any suit or proceeding arising out of or relating to this Letter Agreement or the transactions contemplated hereby. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

16.	Recognition of the U.S. Special Resolution Regimes.

(a) In the event that Bank becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from Bank of this Letter Agreement, and any interest and obligation in or under this Letter Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime.

(b) In the event that Bank or a BHC Act Affiliate of Bank becomes subject to a proceeding under a U.S. Special Resolution Regime, any Default Rights under this Letter Agreement that may be exercised against Bank are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime.

(c) For purposes of this Section 15 the following terms shall have the following meanings:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing correctly sets forth our agreement, please sign the form of acceptance below.

[name of counterparty]

By:

    Name:

    Title:

Agreed to and accepted as of:

CUSHMAN & WAKEFIELD PLC

By:

    Name:

    Title:

ANNEX A

[Plan details]

Cushman & Wakefield plc
000004
ENDORSEMENT_LINE______________ SACKPACK_____________
MR A SAMPLE
DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6
C123456789
000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext
Your vote matters here’s how to vote!
You may vote online or by phone instead of mailing this card.
Online
Go to www.investorvote.com/CWK or scan the QR code —login details are located in the shaded bar below.
Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/CWK
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
General Meeting Proxy Card
1234 5678 9012 345
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals —The Board of Directors recommend a vote FOR Proposal 1.
1. Approval of the following:
For Against Abstain
a) the off-market purchase of fully paid ordinary shares of the Company; b) the form of share repurchase contracts and authorization to enter into any share repurchase contract with a counterparty bank(s); and c) the counterparty bank(s) with whom the Company may enter into a share repurchase contract.
B Authorized Signatures —This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) —Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
C 1234567890
1UPX 549789
J N T
MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

General Meeting of Shareholders of Cushman & Wakefield plc September 21, 2022, 8:00 a.m. (Central Time) virtually via the Internet at www.meetnow.global/MKXH6QN and at 225 W. Wacker Dr., Suite 3000, Chicago, IL 60606
To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.
Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/CWK
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
CUSHMAN & WAKEFIELD plc
Notice of General Meeting of Shareholders
Proxy Solicited by Board of Directors for General Meeting —September 21, 2022
The undersigned shareholder(s) of Cushman & Wakefield plc hereby appoint(s) John Forrester, Neil Johnston, and Brett Soloway, and each of them, as the undersigned’s true and lawful proxies, each with the power to appoint his substitute(s), and hereby authorize(s) them to represent and to vote all of the shares of Cushman & Wakefield plc that the shareholder(s) is/are entitled to vote at the General Meeting of Shareholders to be held at 8:00 a.m. (Central Time) on September 21, 2022 and at any adjournment or postponement thereof, upon all subjects that may properly come before such meeting, including the matters described in the proxy statement furnished with this proxy card, subject to the directions indicated on the reverse side of this card, with all the power the undersigned would possess if personally present.
Shares represented by this proxy will be voted as directed by the shareholder(s). If no such directions are indicated, this proxy will be voted FOR Proposal 1 and in the discretion of the Proxies upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
(Items to be voted appear on reverse side)
C Non-Voting Items
Change of Address —Please print new address below.

Cushman & Wakefield plc
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
General Meeting Proxy Card
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals - The Board of Directors recommend a vote FOR Proposal 1.
1. Approval of the following:
For Against Abstain
a) the off-market purchase of fully paid ordinary shares of the Company; b) the form of share repurchase contracts and authorization to enter into any share repurchase contract with a counterparty bank(s); and c) the counterparty bank(s) with whom the Company may enter into a share repurchase contract.
B Authorized Signatures - This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box.
1UPX 549789
03OFAB

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
CUSHMAN & WAKEFIELD plc
Notice of General Meeting of Shareholders
Proxy Solicited by Board of Directors for General Meeting - September 21, 2022
The undersigned shareholder(s) of Cushman & Wakefield plc hereby appoint(s) John Forrester, Neil Johnston, and Brett Soloway, and each of them, as the undersigned’s true and lawful proxies, each with the power to appoint his substitute(s), and hereby authorize(s) them to represent and to vote all of the shares of Cushman & Wakefield plc that the shareholder(s) is/are entitled to vote at the General Meeting of Shareholders to be held at 8:00 a.m. (Central Time) on September 21, 2022 and at any adjournment or postponement thereof, upon all subjects that may properly come before such meeting, including the matters described in the proxy statement furnished with this proxy card, subject to the directions indicated on the reverse side of this card, with all the power the undersigned would possess if personally present.
Shares represented by this proxy will be voted as directed by the shareholder(s). If no such directions are indicated, this proxy will be voted FOR Proposal 1 and in the discretion of the Proxies upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
(Items to be voted appear on reverse side)